UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2009

Barzel Industries Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33342 (Commission File Number)	20-4790836 (I.R.S. Employee Identification Number)

320 Northwood Park South – 2nd Floor
Norwood, Massachusetts 02062
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (781) 762-0123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 15, 2009, Barzel Industries Inc. issued a press release announcing that it will release its financial results for the quarter ended May 30, 2009 on Monday, July 20, 2009.  A copy of the press release is attached hereto as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press release dated July 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARZEL INDUSTRIES INC.
Date:	July 16, 2009	By:	/s/ Karen G. Narwold
Name: Karen G. Narwold
Title: Vice President, Strategic Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated July 15, 2009.